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                                                                    EXHIBIT 99.4

                        C SQUARE EDUCATIONAL ENTERPRISES.

                             UNAUDITED BALANCE SHEET

                                  JUNE 30, 2005

                          ASSETS

CURRENT ASSETS
       Cash                                                     $    712,052
       Accounts receivable                                           208,833
       Inventory                                                     191,307
       Prepaid expenses                                               23,487
                                                                ------------
              TOTAL CURRENT ASSETS                                 1,135,679

PROPERTY AND EQUIPMENT, NET                                          503,765
                                                                ------------
                                                                $  1,639,444
                                                                ============
       LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
       Student credit balances and restricted cash deposits     $    130,534
       Accounts payable                                              401,414
                                                                ------------
              TOTAL CURRENT LIABILITIES                              531,948
                                                                ------------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
       Common stock                                                   70,336
       Additional paid-in capital                                    258,338
       Retained earnings                                             778,822
                                                                ------------
                                                                   1,107,496
                                                                ------------
                                                                $  1,639,444
                                                                ============

                                                                    EXHIBIT 99.4

                        C SQUARE EDUCATIONAL ENTERPRISES

                       UNAUDITED STATEMENTS OF OPERATIONS

                                        THREE MONTHS        ONE MONTH         TWO MONTHS
                                            ENDED             ENDED              ENDED
                                        JUNE 30, 2005     JUNE 30, 2005      MAY 31, 2005
                                        -------------     -------------      ------------
NET SALES                               $   1,637,014     $     492,147      $  1,144,867

OPERATING EXPENSES                          1,633,498           370,516         1,262,982
                                        -------------     -------------      ------------
INCOME (LOSS) BEFORE INCOME TAXES               3,516           121,631          (118,115)

PROVISION (CREDIT) FOR INCOME TAXES             1,300            45,000           (43,700)
                                        -------------     -------------      ------------
NET INCOME (LOSS)                       $       2,216     $      76,631      $    (74,415)
                                        =============     =============      ============

                                                                    EXHIBIT 99.4

                        C SQUARE EDUCATIONAL ENTERPRISES

                        UNAUDITED STATEMENT OF CASH FLOWS

                        THREE MONTHS ENDED JUNE 30, 2005

CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income                                                                           $      2,216
    Adjustment to reconcile net income to net cash provided by operating activities:
       Depreciation                                                                            15,609
       Accounts receivable                                                                   (115,828)
       Inventory                                                                               (9,302)
       Prepaid expenses                                                                         1,300
       Due to/from affiliates                                                                 214,539
       Accounts payable                                                                        66,928
       Unearned tuition & student credit balances                                              17,706
                                                                                         ------------
              Net cash provided by operating activities and net increase in cash              193,168

CASH
    Beginning of Period                                                                       518,884
                                                                                         ------------
    End of Period                                                                        $    712,052
                                                                                         ============
Supplementary cash flow disclosures
              Non cash operating and investing activity:
              Equipment included in accounts payable                                     $    316,485